Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Reliability Incorporated (the “Company”) on Form 10-K/A for the period ended December 31, 2011, as filed with the Securities and Exchange Commission (the “Report”), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned’s knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: November 13, 2012	By:	/s/ Jay Gottlieb
Jay Gottlieb
President
(Principal Executive Officer)

Date: November 13, 2012	By:	/s/ Gregg Schneider
Gregg Schneider
Chief Financial Officer
(Principal Financial Officer)